Exhibit 10.1

FOURTH AMENDMENT AGREEMENT

This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 2nd day of May, 2025 among:

(a)        BEL FUSE INC., a New Jersey corporation (the “Borrower”);

(b)        the Existing Revolving Lenders (as hereinafter defined);

(c)        the New Revolving Lender (as hereinafter defined); and

(d)        KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Existing Revolving Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated as of September 2, 2021 (as amended by the First Amendment Agreement, dated as of January 12, 2023, the Second Amendment Agreement, dated as of September 18, 2024, and the Third Amendment Agreement, dated as of November 14, 2024 (the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders party hereto (a) increase the Maximum Revolving Amount from $325,000,000 to $400,000,000 pursuant to Section 2.10(b)(i)(A) of the Existing Credit Agreement, (b) extend the Commitment Period to September 1, 2028 and (c) make certain other changes to the Existing Credit Agreement as set forth as Exhibit A;

WHEREAS, Wells Fargo Bank, N.A. (the “New Revolving Lender”) has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a commitment increase (the “Wells Fargo Commitment Increase”) in an amount equal to $50,000,000 on the Fourth Amendment Effective Date (as hereinafter defined);

WHEREAS, the Lenders party to the Existing Credit Agreement (such Lenders, the “Existing Revolving Lenders”, and together with the New Revolving Lender, the “Fourth Amendment Increasing Lenders”) have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide, on a pro rata basis, a commitment increase in an aggregate amount equal to $25,000,000 (the “Existing Revolving Lenders Commitment Increase”, and together with the Wells Fargo Commitment Increase, the “Fourth Amendment Increase”);

WHEREAS, the Borrower has requested that the Fourth Amendment Increasing Lenders make the Fourth Amendment Increase on the Fourth Amendment Effective Date (the “Fourth Amendment Incremental Revolving Loans”), which Fourth Amendment Incremental Revolving Loans will be added to (and form part of) the Revolving Loans outstanding immediately prior to and as of the Fourth Amendment Effective Date (the “Existing Revolving Loans”) and which Fourth Amendment Increase will be added to (and form part of) the Revolving Credit Commitments existing immediately prior to the Fourth Amendment Effective Date (the “Existing Revolving Credit Commitments”);

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Fourth Amendment Increasing Lenders agree as follows:

1.	Fourth Amendment Incremental Revolving Loans.
a.

Subject solely to the satisfaction of the conditions precedent set forth in Section 5 hereof, each Existing Revolving Lender hereby agrees to (i) increase its respective Existing Revolving Credit Commitment in accordance with Section 2.10(b)(i)(A) of the Existing Credit Agreement and (ii) provide its Fourth Amendment Increase to the Borrower on the Fourth Amendment Effective Date in the amount set forth opposite such Fourth Amendment Increasing Lender’s name under the heading “Fourth Amendment Increase” on  Exhibit B to this Amendment. Subject solely to the satisfaction of the conditions precedent set forth in Section 5 hereof, the New Revolving Lender hereby agrees to (i) provide the Wells Fargo Commitment Increase in accordance with Section 2.10(b)(i)(A) of the Existing Credit Agreement and (ii) provide the Wells Fargo Commitment Increase on the Fourth Amendment Effective Date in the amount set forth opposite the New Revolving Lender’s name under the heading “Fourth Amendment Increase” on  Exhibit B to this Amendment.  The Fourth Amendment Increase shall constitute "Revolving Credit Commitments” for all purposes under, and subject to the provisions of, the Loan Documents and shall be added to (and form part of) the Existing Revolving Credit Commitments and shall constitute a single class of Revolving Credit Commitments under the Credit Agreement;

b.

Immediately upon the incurrence of the Fourth Amendment Incremental Revolving Loans on the Fourth Amendment Effective Date, the Fourth Amendment Incremental Revolving Loans (i) shall be added to, and thereafter constitute a part of, the Existing Revolving Loans and deemed to constitute a part of the “Obligations” under the Credit Agreement, (ii) shall be subject to the same terms applicable to the Existing Revolving Loans as set forth in the Credit Agreement and shall have all of the rights, remedies and protections afforded to the Obligations under the Credit Agreement and the other Loan Documents, (iii) shall constitute a single class of Revolving Loans with the Existing Revolving Loans and (iv) shall constitute “Revolving Loans” for all purposes under, and subject to the provisions of, the Loan Documents; and

c.

Each of the Existing Revolving Lenders with Existing Revolving Commitments shall be deemed to assign to each Fourth Amendment Incremental Revolving Lender, and each Fourth Amendment Incremental Revolving Lender shall be deemed to purchase from each such Existing Revolving Lender, at the principal amount thereof, such interests in the Existing Revolving Loans outstanding on the Fourth Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Existing Revolving Loans will be held by the Fourth Amendment Incremental Revolving Lenders ratably in accordance with their Commitments after giving effect to the addition of such Fourth Amendment Increase to the Commitments.

2.

New Revolving Lender.  The New Revolving Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and (v) shall constitute a “Lender” for all purposes of the Credit Agreement and each other Loan Document.

3.

Termination of Mortgage.  In connection with the Pennsylvania Real Property Disposition, the Administrative Agent and the Lenders hereby consent to the termination of that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 19, 2014 (the “Mortgage”), made by the Borrower in favor of the Administrative Agent (such termination, the “Mortgage Termination”).

4.	Amendment to Credit Agreement.
a.

The body of the Existing Credit Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the blue, double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

b.	Schedule 1 to the Existing Credit Agreement is hereby amended by replacing it in its entirety with Schedule 1 attached hereto as Exhibit B.

5.

Amendment Effective Date. This Amendment shall become effective as of the first date (such date, the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied (or waived by the Administrative Agent):

a.

The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) the Administrative Agent and (iii) the Fourth Amendment Increasing Lenders;

b.	The Administrative Agent shall have also received:
i.

customary written opinions, in form and substance satisfactory to the Administrative Agent, of (1) White & Case LLP and (2) Giordano, Halleran & Ciesla P.C., each as special counsel to the Credit Parties;

ii.	a certificate of an Authorized Officer of each Credit Party dated the Fourth Amendment Effective Date and certifying:
A.

that attached thereto is a true and complete copy of each Organizational Document of such Credit Party (and with respect to any articles of incorporation or formation (or equivalent document), as applicable, certified to be true and complete as of a recent date prior to the Fourth Amendment Effective Date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization) certified by a secretary or other Authorized Officer of such Credit Party to be true and correct as of the Fourth Amendment Effective Date (or solely with respect to the bylaws, operating agreement or equivalent governing document, as applicable, of such Credit Party, that such Credit Party has not modified its bylaws, operating agreement or equivalent governing document, as applicable, since the Third Amendment Effective Date);

B.

that attached thereto is a true and complete copy of resolutions of such Credit Party authorizing the execution, delivery and performance of this Amendment and any other document delivered in connection herewith on the Fourth Amendment Effective Date;

C.

(1) as to the incumbency and specimen signature of each Authorized Officer executing this Amendment or (2) that the incumbency and specimen signature of each Authorized Officer has not changed since the Third Amendment Effective Date; and

D.

that attached thereto is a good standing certificate, certificate of status or analogous certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation or organization of formation, each dated a recent date prior to the Fourth Amendment Effective Date;

iii.

if requested by a Fourth Amendment Increasing Lender, the Administrative Agent and such Fourth Amendment Increasing Lender shall have received a duly-executed Revolving Credit Note or amended and restated Revolving Credit Note, as applicable;

iv.

a certificate duly executed by an Authorized Officer of the Borrower on the Fourth Amendment Effective Date certifying that (a) no Default or Event of Default shall then exist or immediately after the Fourth Amendment Effective Date would exist and (b) each of the representations and warranties contained in Article VI of the Existing Credit Agreement shall be true and correct as if made on and as of the Fourth Amendment Effective Date (except to the extent that any thereof expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

v.

the results of a recent search, by a Person satisfactory to the Administrative Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the appropriate jurisdictions, together with copies of all such filings disclosed by such search; and

c.

The Administrative Agent and the Fourth Amendment Increasing Lenders (or their affiliates, as applicable) shall have received payment of all fees required to be paid pursuant to the fee letter, dated as of April 17, 2025, and reasonable and documented out-of-pocket expenses to the extent invoiced in reasonable detail at least one business day prior to the Fourth Amendment Effective Date.

6.

Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) [reserved]; (e) [reserved]; (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

7.

Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8.

References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

9.

Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10.	Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.

Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.	Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

13.

JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

BEL FUSE INC.

By: /s/ Farouq Tuweiq

Name: Farouq Tuweiq
Title: Chief Financial Officer and Treasurer

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By: /s/ J. E. Fowler
Name: J. E. Fowler
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Dilicia P. Hill
Name: Dilicia P. Hill
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Matthew Bronczyk
Name: Matthew Bronczyk
Title: Senior Vice President

BMO BANK N.A., as a Lender

By: /s/ Ryan Howard
Name: Ryan Howard
Title: Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Laurie Niles
Name: Laurie Niles

Title: Director

WELLS FARGO BANK, N.A., as the New Revolving Lender

By: /s/ Kanika Chakravorti
Name: Kanika Chakravorti
Title: Managing Director

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fourth Amendment Agreement. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATION SHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BEL CONNECTOR INC.
BEL POWER SOLUTIONS INC.
BEL TRANSFORMER INC.
BEL VENTURES INC.
CINCH CONNECTIVITY SOLUTIONS INC.
TROMPETER ELECTRONICS, INC.

By: /s/ Farouq Tuweiq

Name: Farouq Tuweiq

Title: Treasurer and Secretary

BEL WORKSOP LLC CONNECTOR OWNERSHIP LLC By: Bel Fuse Inc., its sole member By: /s/ Farouq Tuweiq Name: Farouq Tuweiq Title: Chief Financial Officer and Treasurer

STRATOS INTERNATIONAL, LLC By: Cinch Connectivity Solutions Inc., its sole member By: /s/ Farouq Tuweiq Name: Farouq Tuweiq Title: Treasurer	STATOS LIGHTWAVE LLC STRATOS LIGHTWAVE-FLORIDA LLC By: Stratos International, LLC, its sole member By: /s/ Farouq Tuweiq Name: Farouq Tuweiq Title: Treasurer and Secretary

EXHIBIT B

TO FOURTH AMENDMENT AGREEMENT

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	EXISTING REVOLVING CREDIT COMMITMENT	FOURTH AMENDMENT INCREASE	COMMITMENT PERCENTAGE	MAXIMUM AMOUNT
KeyBank National Association	$82,500,000.00	$7,500,000.00	22.500%	$90,000,000.00
Bank of America, N.A.	$70,000,000.00	$5,000,000.00	18.750%	$75,000,000.00
HSBC Bank USA, National Association	$32,500,000.00	$2,500,000.00	8.750%	$35,000,000.00
PNC Bank, National Association	$70,000,000.00	$5,000,000.00	18.750%	$75,000,000.00
BMO Bank N.A.	$70,000,000.00	$5,000,000.00	18.750%	$75,000,000.00
Wells Fargo Bank, N.A.	--	$50,000,000.00	12.500%	$50,000,000.00
Total	$325,000,000.00	$75,000,000.00	100.000%	$400,000,000.00